UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

BioMarin Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26727		68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(415) 506-6700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note
On April 27, 2026, BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin” or the “Company”), filed a Current Report on Form 8-K (the "Original Report") with the U.S. Securities and Exchange Commission. The Original Report disclosed, among other things, the consummation of BioMarin's acquisition of Amicus Therapeutics, Inc., a Delaware corporation (“Amicus”), as contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 19, 2025, by and among BioMarin, Amicus, and Lynx Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of BioMarin (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Amicus became a wholly-owned subsidiary of BioMarin (the "Acquisition").
This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") amends and supplements Item 9.01 of the Original Report to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. Such financial information was excluded from the Original Report in reliance on the instructions to such items.
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Amicus occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that BioMarin will experience after the acquisition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The audited financial statements of Amicus as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024, and 2023 are filed herewith as Exhibit 99.1 and incorporated by reference into this Item 9.01 (a). The consent of Ernst & Young LLP, Amicus' independent auditor, is filed herewith as Exhibit 23.1.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet as of December 31, 2025, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, and the notes to the unaudited pro forma condensed combined financial information of the Company, all giving effect to the Acquisition are filed herewith as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Amicus Therapeutics, Inc.'s Independent Auditor

99.1	The audited financial statements of Amicus as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024, and 2023.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: July 13, 2026	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer